PRUDENTIAL MYROCK ADVISOR NEW YORK VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated February 27, 2025

to Prospectus dated May 1, 2024

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.

Investment Option Updates

This Supplement is to inform you that there are changes to the variable investment options that are available in your Annuity. You may not have funds invested in the Portfolios being referenced below, but you are receiving this Supplement because the Portfolios are available to you.

I. Vanguard Variable Insurance Funds Portfolio Expense Changes:

Effective February 3, 2025, the Current Expenses and Total Expenses listed in the table in “Appendix A – Portfolios Available Under the Annuity” for certain Portfolios in the Vanguard Variable Insurance Funds were reduced and restated as shown below:

Portfolio Company	Current Expenses	Fund Access Charge	Total (Current Expenses + Fund Access Charge)
Vanguard Variable Insurance Funds – Conservative Allocation Portfolio	0.12%	0.35%	0.47%
Vanguard Variable Insurance Funds – Moderate Allocation Portfolio	0.12%	0.35%	0.47%
Vanguard Variable Insurance Funds – Total International Stock Market Index Portfolio	0.08%	0.35%	0.43%

II (a). Mergers Pending Shareholder Approval:

Subject to shareholder approval, effective on or about the dates shown below (the “Effective Date(s)”), the following Target Portfolios will be merged into the following Acquiring Portfolios. Upon completion of the mergers, all references to the Target Portfolios in the Prospectus will be deleted.

Effective Date	Target Portfolio	Acquiring Portfolio
04/14/2025	PSF Mid-Cap Growth Portfolio – Class I	PSF PGIM Jennison Growth Portfolio – Class I
04/14/2025	PSF Natural Resources Portfolio – Class I	PSF PGIM Jennison Blend Portfolio – Class I
04/28/2025	PSF PGIM Government Income Portfolio – Class I	PSF PGIM Total Return Bond Portfolio – Class I

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What will happen to any funds you may have in the Target Portfolio

For each of the mergers listed above, on the Effective Date, the Target Portfolio will no longer be available under your Annuity contract, and any Account Value allocated to the Sub-account that invested in the Target Portfolio will be transferred to the Sub-account investing in the corresponding Acquiring Portfolio, as noted above. Your Account Value in the Sub-account investing in the Acquiring Portfolio will be equal to your Account Value in the Sub-account that invested in the Target Portfolio immediately prior to the merger.

Voluntary Transfers

You may transfer your Account Value out of a Target Portfolio into an investment option available under your Annuity contract for a period of 60 days prior to the Effective Date. There will be no charge for the transfer, and it will not count as one of your annual free transfers under your Annuity contract. Also, for a period of 60 days after the Effective Date, any Account Value that was transferred to the Acquiring Portfolio because of the merger can be transferred into an investment option available under your Annuity contract at no charge and will not count as one of your annual free transfers. However, any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.

After the Effective Date

After the Effective Dates, the Target Portfolios will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates a Target Portfolio will be deemed an instruction for the corresponding Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.

II (b). Portfolio Expense Changes Contingent Upon Shareholder Approval of Merger:

Contingent upon shareholder approval of the mergers listed in Item II (a) above, on the Effective Date, the Current Expenses and Total Expenses listed in the table in “Appendix A – Portfolios Available Under the Annuity” for certain Portfolios will be reduced and restated as shown below:

Portfolio Company	Current Expenses	Fund Access Charge	Total (Current Expenses + Fund Access Charge)
PSF PGIM Jennison Blend Portfolio – Class I ♦	0.45%	None	0.45%
PSF PGIM Jennison Growth Portfolio – Class I ♦	0.60%	None	0.60%

♦ This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Dates.

If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please go to www.prudential.com/personal/annuities/annuty-prospectuses, or call us at 888-PRU-2888 (888-778-2888) to speak to one of our customer service representatives, Monday – Friday, 8:00 a.m. – 6:00 p.m. Eastern Time.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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